UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017 (May 10, 2017)

HOLLYFRONTIER CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-03876	75-1056913
State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300 Dallas, Texas (Address of principal executive offices)		75201-1507 (Zip code)

(214) 871-3555
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 10, 2017, HollyFrontier Corporation (“HollyFrontier”) held its annual meeting of stockholders (“Annual Meeting”). A total of 159,229,847 shares of HollyFrontier’s common stock were present in person or by proxy at the Annual Meeting, representing approximately 90% of HollyFrontier’s 177,272,090 shares of common stock outstanding as of the March 13, 2017 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in HollyFrontier’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2017 (the “Proxy Statement”).

•
Proposal 1 (Election of Directors): The stockholders elected all ten director nominees to serve until HollyFrontier’s annual meeting of stockholders in 2018, or until their earlier resignation or removal.

Nominee	For	Against	Abstain	Broker Non-Vote
Douglas Y. Bech	126,132,348	2,180,449	277,466	30,639,584
George J. Damiris	126,648,915	1,750,109	191,239	30,639,584
Leldon E. Echols	126,797,299	1,517,861	275,103	30,639,584
R. Kevin Hardage	127,330,327	1,051,225	208,711	30,639,584
Michael C. Jennings	127,141,316	1,252,571	196,376	30,639,584
Robert J. Kostelnik	127,476,901	847,181	266,181	30,639,584
James H. Lee	127,011,096	1,315,184	263,983	30,639,584
Franklin Myers	120,901,032	7,431,623	257,608	30,639,584
Michael E. Rose	127,085,934	1,305,523	198,806	30,639,584

•
Proposal 2 (Advisory Vote on Compensation of Named Executive Officers): The stockholders approved on an advisory basis the compensation of HollyFrontier’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
121,151,608	6,974,274	464,381	30,639,584

•
Proposal 3 (Advisory Vote on the Frequency of an Advisory Vote on Compensation of Named Executive Officers): The stockholders voted to conduct an advisory vote on compensation of HollyFrontier’s named executive officers every year.

Every Year	Every 2 Years	Every 3 Years	Abstain
110,251,248	740,219	16,936,957	661,839

In accordance with the voting results for this item, the HollyFrontier’s Board of Directors determined that an advisory vote to approve the compensation of HollyFrontier’s named executive officers will be conducted every year until the next stockholder advisory vote on the frequency of the advisory vote on compensation of HollyFrontier’s named executive officers.

•
Proposal 4 (Ratification of the Appointment of Independent Auditor): The stockholders ratified the appointment of Ernst & Young LLP as HollyFrontier’s independent registered public accounting firm for the 2017 fiscal year.

For	Against	Abstain
156,248,141	1,743,939	1,237,767

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Richard L. Voliva, III
Name:	Richard L. Voliva, III
Title:	Executive Vice President and Chief Financial Officer

Date:    May 11, 2017